SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                             ____________________


                                   FORM 8-K
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                October 9, 2003
                       (Date of earliest event reported)


                             Openwave Systems Inc.
            (Exact name of Registrant as specified in its charter)


         Delaware                    000-25687                94-3219054
 (State of incorporation or      (Commission File No.)      (IRS Employer
        organization)                                       Identification No.)


                            1400 Seaport Boulevard
                            Redwood City, CA 94063
                   (Address of principal executive offices)


                                (650) 480-8000
             (Registrant's telephone number, including area code)




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Item 5.  Other Events and Required FD Disclosure.

         On October 9, 2003, the Board of Directors of Openwave Systems Inc. (the "Company") approved an amendment to the Company's Amended and Restated Certificate of Incorporation, whereby, effective October 21, 2003, each outstanding three shares of the Company's common stock will be combined into one share of common stock. The amendment was previously approved by the Company's stockholders at a special meeting held on October 1, 2003. A copy of the press release announcing the approval of the amendment by the Board of Directors of the Company is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         99.1         Press Release issued by the Company on October 9, 2003.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                              OPENWAVE SYSTEMS INC.


                                              By:     /s/ Joshua Pace
                                                     -------------------------
                                              Name:   Joshua Pace
                                              Title:  Chief Accounting Officer

Date: October 10, 2003



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                                 EXHIBIT INDEX


  Exhibit No.                  Description
  ----------                   -----------

99.1              Press Release issued by the Company on October 9, 2003.